UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2015 (September 11, 2015)

 Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of Registrant as specified in its charter)

Cayman Islands	98-0587405
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)

(604) 276-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2013 Omnibus Incentive Plan of CHC Group Ltd.

On September 11, 2015, at the 2015 annual general meeting of shareholders (the “Annual Meeting”) of CHC Group Ltd. (the “Company”), the Company’s shareholders approved Amendment No. 1 to the Company’s 2013 Omnibus Incentive Plan (the “2013 Omnibus Incentive Plan”) to (i) increase the share reserve by 6,921,104 ordinary shares so that a total of 14,421,104 ordinary shares of the Company may be issued under the 2013 Omnibus Incentive Plan and (ii) increase the maximum number of ordinary shares with respect to which options or share appreciation rights may be granted during any fiscal year of the Company to any person from 1,000,000 ordinary shares to 2,000,000 ordinary shares as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 30, 2015 (the “2015 Proxy Statement”).

That summary and the foregoing description of Amendment No. 1. to the 2013 Omnibus Incentive Plan are qualified in their entirety by reference to the text of Amendment No. 1, which is filed as Exhibit 10.1 hereto and incorporated by reference herein, and the 2013 Omnibus Incentive Plan, which was filed as Exhibit 4.2 to Form S-8 on January 23, 2014 and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s shareholders voted on three (3) proposals, each of which is described in more detail in the Company’s 2015 Proxy Statement. The results of the matters presented at the Annual Meeting, based on the presence in person or by proxy of holders of 153,367,873 shares of the 162,800,926 shares entitled to vote, are described below.
Proposal 1
Proposal 1 was to elect each of Francis S. Kalman, Jeffrey K. Quake, Dod E. Wales and William G. Schrader to a three-year term as Class II Directors of the Company expiring at the Company’s 2018 annual general meeting of shareholders and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Each of the directors were elected by the Company’s shareholders as follows:

	For	Withheld	Broker Non-Votes
Francis S. Kalman	140,610,755	124,477	12,632,631
Jeffrey K. Quake	139,205,914	1,529,318	12,632,631
Dod E. Wales	139,215,866	1,519,366	12,632,631
William G. Schrader	140,700,001	35,231	12,632,631
Proposal 2
To approve the 2013 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and amendments to the 2013 Omnibus Incentive Plan to increase the absolute limit of ordinary shares available for grant thereunder and the individual annual option limit thereunder:
This proposal was approved by the Company’s shareholders as follows:

For	Against	Abstain
139,574,934	1,154,816	5,482

Proposal 3
Proposal 3 was to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending April 30, 2016. This proposal was approved by the Company’s shareholders as follows:

For	Against	Abstain
153,108,515	253,166	6,182

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the 2013 Omnibus Incentive Plan of CHC Group Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC GROUP LTD.

By:	/s/ Nicolas P. Stable
Name: Nicolas P. Stable
Authorized Signatory
Date: September 16, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to the 2013 Omnibus Incentive Plan of CHC Group Ltd.